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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 13, 1994

                            Scotsman Industries, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-10182                                       36-3635892
(Commission File Number)                   (IRS Employer Identification No.)


775 Corporate Woods Parkway
Vernon Hills, Illinois                       60061
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (708) 215-4500




                      Exhibit Index is located on page 4.


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Item 5.  Other Events

                 The information contained in the registrant's January 13, 1994 press release, announcing that the registrant and Onex Corporation have entered into definitive agreements providing for the acquisition by the registrant of The Delfield Company and Whitlenge Drink Equipment Ltd., a copy of which is filed herewith as Exhibit 99, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits



    (c)  Exhibits:

         Exhibit 2.1 Agreement and Plan of Merger dated as of January 11, 1994, among Scotsman Industries, Inc., Scotsman Acquisition Corporation, DFC Holding Corporation, The Delfield Company, Onex Corporation, Onex DHC LLC, Pacific Mutual Life Insurance Co., PM Group Life Insurance Co., EJJM, Matthew O. Diggs, Jr., Timothy C. Collins, W. Joseph Manifold, Charles R. McCollom, Anita J. Moffatt Trust, Anita J. Moffatt, Remo Panella, Teddy F. Reed, Robert L. Schafer, Graham E. Tillotson, John A. Tilmann Trust, John A. Tilmann, Kevin E. McCrone, Michael P. McCrone, Ronald A. Anderson and Continental Bank N.A.

         Exhibit 2.2 Share Acquisition Agreement, dated as of January 11, 1994, among Scotsman Industries, Inc., Whitlenge Acquisition Limited, Whitlenge Drink Equipment Limited, Onex Corporation, Onex U.S. Investments Inc., EJJM, Matthew O. Diggs, Jr., Timothy C. Collins, Graham F. Cook, Christopher R.L. Wheeler, Michael de St. Paer and John Rushtow.

         Exhibit 99       January 13, 1994 Press Release


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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Scotsman Industries, Inc.
                                         -------------------------
                                         Registrant



Dated:  January 18, 1994          By:    /s/ DONALD D. HOLMES
                                         -------------------------
                                         Donald D. Holmes
                                         Vice President-Finance





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                                 EXHIBIT INDEX

Number                            Description                                                  Page Number
- ------                            -----------                                                  -----------
Exhibit 2.1    Agreement and Plan of Merger dated as of January 11,
               1994, among Scotsman Industries, Inc., Scotsman Acquisition
               Corporation, DFC Holding Corporation, The Delfield Company, Onex
               Corporation, Onex DHC LLC, Pacific Mutual Life Insurance Co., PM
               Group Life Insurance Co., EJJM, Matthew O. Diggs, Jr., Timothy C.
               Collins, W. Joseph Manifold, Charles R. McCollom, Anita J.
               Moffatt Trust, Anita J. Moffatt, Remo Panella, Teddy F. Reed,
               Robert L. Schafer, Graham E. Tillotson, John A. Tilmann Trust,
               John A. Tilmann, Kevin E. McCrone, Michael P. McCrone, Ronald A.
               Anderson and Continental Bank N.A.

Exhibit 2.2 Share Acquisition Agreement, dated as of January 11, 1994, among Scotsman Industries, Inc., Whitlenge Acquisition Limited, Whitlenge Drink Equipment Limited, Onex Corporation, Onex U.S. Investments Inc., EJJM, Matthew O. Diggs, Jr., Timothy C. Collins, Graham F. Cook, Christopher R.L. Wheeler, Michael de St. Paer and John Rushtow.

Exhibit 99     January 13, 1994 Press Release
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